Exhibit 99.1

GrabAGun Announces Effectiveness of Registration Statement in Connection with Proposed Business Combination with Colombier II

Extraordinary General Meeting of Colombier II Shareholders to Approve Business Combination Scheduled for July 15, 2025

Upon Closing, Combined Company Will Be Named “GrabAGun Digital Holdings” and is Expected to Trade on the NYSE Under the Tickers “PEW” and “PEWW”

Coppell, Texas & Palm Beach, Fla. – June 20, 2025 – Metroplex Trading Company, LLC d.b.a. GrabAGun.com (the “Company” or “GrabAGun”), an online retailer of firearms, ammunition and related accessories, and Colombier Acquisition Corp. II (“Colombier II”) (NYSE: CLBR), a special purpose acquisition company led by Omeed Malik, today announced that the Securities and Exchange Commission (“SEC”) has declared effective the registration statement on Form S-4 (as amended, “Registration Statement”) in connection with the proposed business combination (the “Business Combination”) entered into by Colombier II and GrabAGun on Jan. 6, 2025.

This filing marks an important step as GrabAGun Digital Holdings (“GrabAGun Digital”), the company which filed the Registration Statement and will be the surviving public company after the closing of the Business Combination, nears its expected listing on the New York Stock Exchange (“NYSE”) under the proposed symbols “PEW” and “PEWW.”

"Today is a key milestone in GrabAGun's journey as we announce the effectiveness of our S-4 filing," said Marc Nemati, Chief Executive Officer of GrabAGun. "This achievement brings us one step closer to completing our business combination with Colombier II and accelerating our growth strategy. We remain focused on revolutionizing the shooting sports industry through our technology-first approach and look forward to leveraging the additional resources and expertise this transaction will provide to enhance our platform and expand our market presence."

Omeed Malik, CEO and Chairman of Colombier II, commented: "The effectiveness of the S-4 filing represents significant progress toward completing our business combination with GrabAGun. This regulatory achievement paves the way for us to bring this compelling opportunity to shareholders and move forward with our plans to transform the firearms retail landscape. We remain confident that combining GrabAGun's innovative platform with Colombier II's strategic resources and media expertise will create substantial value for all stakeholders."

In connection with the Business Combination, an extraordinary general meeting of the Colombier II shareholders is expected to be held at 10:00 am ET on July 15, 2025, for shareholders of record as of a June 20, 2025, the record date to vote on proposals to approve the transactions comprising the Business Combination. Further information about the extraordinary general meeting and associated voting procedures is or will be contained in a definitive proxy statement filed by Colombier II with the SEC (the “Proxy Statement”). Security holders are encouraged to review carefully the disclosures and voting information in the Proxy Statement in advance of the July 15, 2025, extraordinary general meeting.

Background Information on the Business Combination

As previously announced, GrabAGun, GrabAGun Digital and Colombier II entered into the Merger Agreement to consummate the Business Combination transaction further described in the Registration Statement, which the parties expect to be completed in the summer of 2025, subject to regulatory approvals and other customary conditions. In connection with the Transaction, subject to NYSE approval, securities of GrabAGun Digital Holdings Inc., the public company after the closing, are expected to trade on the NYSE under the proposed symbols “PEW” and “PEWW”. Colombier II shares currently trade on the NYSE under the symbol “CLBR”.

Additional information about the proposed Business Combination can be found in the Registration Statement filed by GrabAGun Digital Holdings Inc., and in other public filings of Colombier II, which are available, free of charge, on the SEC’s website at sec.gov.

In connection with the Business Combination, Ellenoff Grossman & Schole LLP is serving as legal counsel to Colombier II and Olshan Frome Wolosky LLP is serving as legal counsel to GrabAGun. Ogier is serving as special Cayman Islands counsel to Colombier II.

Extraordinary General Meeting to Approve Business Combination

Colombier II will hold an extraordinary general meeting of Colombier II’s shareholders (the “Extraordinary General Meeting”) at 10:00 AM ET on July 15, 2025, for Colombier II shareholders of record as of June 20, 2025 (the “Record Date”), to approve proposals presented to the shareholders at the Extraordinary General Meeting related to the Business Combination with GrabAGun. A Proxy Statement containing the proposals to be presented at the Extraordinary General Meeting has been or will be filed with the SEC; copied of the Proxy Statement will also be mailed to Colombier II shareholders of record as of the Record Date.

Notice of the Extraordinary General Meeting is also contained in a Current Report on Form 8-K to be filed with the SEC, which sets forth additional information. Information about how to attend the Extraordinary General Meeting and vote is set forth in the Proxy Statement. The Merger Agreement contains certain closing conditions customary for transactions similar to the Business Combination, which have been satisfied or waived or which the parties expect to be satisfied or waived. The Business Combination is expected to close shortly after the Extraordinary General Meeting.

Your Vote is Important. Colombier II shareholders are urged to read carefully the proxy materials, including, among other things, the reasons for the unanimous recommendation by Colombier II’s Board that shareholders of record as of the Record Date vote “FOR” ALL PROPOSALS included in the Proxy Statement in advance of the Extraordinary General Meeting.

The Extraordinary General Meeting of Colombier II shareholders will be held on July 15, 2025, at 10:00 a.m. Eastern Time, in a virtual meeting format at www.cstproxy.com/colombierspacii/2025. For the purposes of the Colombier II governing documents, the Extraordinary General Meeting may also be attended in person at Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, New York 10105-0302. If you do not have internet capabilities, you can listen only to the meeting by dialing 1 800-450-7155 within the U.S. and Canada (toll-free), or +1 857-999-9155 outside the U.S. and Canada (standard rates apply) when prompted enter the pin number 0245679#. The Extraordinary General Meeting will be listen-only format and you will not be able to vote, be deemed present at the meeting or enter or ask questions during the meeting via telephone.

If you have questions about the proposals or if you need additional copies of the Proxy Statement or a proxy card you should contact Colombier II’s proxy solicitor at: Sodali & Co. / 333 Ludlow Street, 5th Floor, South Tower / Stamford, CT 06902. Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect). Email: aact.info@investor.sodali.com

Colombier II shareholders whose shares are held of record by a broker, bank, or other nominee should contact their broker, bank, or nominee to ensure that their shares are voted. To obtain timely delivery of copies of proxy materials, Colombier shareholders must request the materials no later than July 8, 2025.

Your vote FOR ALL proposals is important, no matter how many or how few shares you own.

About GrabAGun

We are defenders. We are sportsmen. We are outdoorsmen. We believe that it is our American duty to help everyone, from first-time buyers to long-time enthusiasts, understand and legally secure their firearms and accessories. That’s why our arsenal is fully packed, consistently refreshed, and always loaded with high-quality, affordable firearms and accessories. Industry-leading brands that GrabAGun works with include Smith & Wesson Brands, Sturm, Ruger & Co., SIG Sauer, Glock, Springfield Armory and Hornady Manufacturing, among others.

GrabAGun is a fast growing, digitally native eCommerce retailer of firearms and ammunition, related accessories and other outdoor enthusiast products. Building on the Company’s proprietary software expertise, the Company’s eCommerce site has become one of the leading firearm retail websites. In addition to its eCommerce excellence, GrabAGun has developed industry-leading solutions that revolutionize supply chain management, combining dynamic inventory and order management with AI-powered pricing and demand forecasting. These advancements enable seamless logistics, efficient regulatory compliance and a streamlined experience for customers.

About Colombier Acquisition Corp. II

Colombier II is a blank check company formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. While Colombier II may pursue an acquisition opportunity in any business, industry, sector or geographical location, it intends to focus on industries that complement the management team’s background and network, such as companies categorized by Entrepreneurship, Innovation and Growth (EIG), including but not limited to parallel economies, the return of products and services developed within the United States, sectors with impaired value due to certain investor mandates and businesses within regulated areas that are disrupting inefficiencies related thereto. Please visit the Investor Relations page of Colombier Acquisition Corp II (CLBR)’s website for more information.

Additional Information and Where to Find It

A Registration Statement on Form S-4 filed with the SEC by GrabAGun Digital, as registrant, and GrabAGun, as co-registrant, has been filed with, and been declared effective by, the U.S. Securities and Exchange Commission (the “SEC”). Colombier II has also filed or will file with the SEC a Proxy Statement setting forth proposals to be presented to Colombier II shareholders of record as of the Record Date at an extraordinary general meeting of the Colombier II shareholders, which Proxy Statement also contains or will contain information about how to vote shares and how to attend the Extraordinary General Meeting. SHAREHOLDERS OF COLOMBIER II AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT IN CONNECTION WITH COLOMBIER II’S SOLICITATION OF PROXIES FOR THE EXTRAORDINARY GENERAL MEETING OF ITS SHAREHOLDERS TO BE HELD TO APPROVE THE BUSINESS COMBINATION BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION ABOUT COLOMBIER II, GRABAGUN, GRABAGUN DIGITAL AND THE BUSINESS COMBINATION. Shareholders are able to obtain copies of the Registration Statement and the Proxy Statement, without charge on the SEC’s website at www.sec.gov or by directing a request to: Colombier Acquisition Corp. II, 214 Brazilian Avenue, Suite 200-J, Palm Beach, FL 33480, email: CLBR@icrinc.com.

Participants in the Solicitation

GrabAGun Digital, Colombier II, GrabAGun and their respective directors, executive officers and members, as applicable, may be deemed to be participants in the solicitation of proxies from the shareholders of Colombier II in connection with the Business Combination. Colombier II’s shareholders and other interested persons may obtain more detailed information regarding the names, affiliations and interests of certain of Colombier II executive officers and directors in the solicitation by reading Colombier II’s final prospectus filed with the SEC on November 20, 2023 in connection with Colombier II’s initial public offering, Colombier II’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC on March 11, 2025, and Colombier II’s other public filings with the SEC, including the Registration Statement and the Proxy Statement. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination, which may, in some cases, be different from those of shareholders generally, are set forth in the Registration Statement relating to the Business Combination. These documents can be obtained free of charge from the source indicated above.

Forward-Looking Statements

This communication contains certain “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “forecast,” “intend,” “may,” “will,” “expect,” “continue,” “should,” “would,” “anticipate,” “believe,” “seek,” “target,” “predict,” “potential,” “seem,” “future,” “outlook” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, references with respect to the anticipated benefits of the proposed Business Combination; GrabAGun’s ability to successfully execute its expansion plans and business initiatives; the sources and uses of cash of the proposed Business Combination; the anticipated capitalization and enterprise value of the combined company following the consummation of the proposed Business Combination; and expectations related to the terms and timing of the proposed Business Combination. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of GrabAGun’s and Colombier II’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of GrabAGun and Colombier II. These forward-looking statements are subject to a number of risks and uncertainties, including the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the transactions described herein; the inability to recognize the anticipated benefits of the Business Combination; the inability of GrabAGun to maintain, and GrabAGun Digital to obtain, as necessary, any permits necessary for the conduct of GrabAGun’s business, including federal firearm licenses issued pursuant to the Gun Control Act, 18 USC 921 et seq. and special occupational taxpayer stamps issued pursuant to the National Firearms Act, 26 USC 5849 et seq.; the disqualification, revocation or modification of the status of those persons designated by GrabAGun as Responsible Persons, as such term is defined in 18 U.S.C. 841(s); the ability to maintain the listing of Colombier II’s securities on a national securities exchange; the ability to obtain or maintain the listing of GrabAGun Digital’s securities on the NYSE following the Business Combination; costs related to the Business Combination; changes in business, market, financial, political and legal conditions; risks relating to GrabAGun’s operations and business, including information technology and cybersecurity risks, and deterioration in relationships between GrabAGun and its employees; GrabAGun’s ability to successfully collaborate with business partners; demand for GrabAGun’s current and future offerings; risks that orders that have been placed for GrabAGun’s products are cancelled or modified; risks related to increased competition; risks that GrabAGun is unable to secure or protect its intellectual property; risks of product liability or regulatory lawsuits relating to GrabAGun’s products; risks that the post-combination company experiences difficulties managing its growth and expanding operations; the risk that the Business Combination may not be completed in a timely manner, or at all, which may adversely affect the price of Colombier II’s securities; the risk that the Business Combination may not be completed by Colombier II’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by Colombier II; the failure to satisfy the conditions to the consummation of the Business Combination; the outcome of any legal proceedings that may be instituted against GrabAGun, Colombier II, GrabAGun Digital or others with respect to the proposed Business Combination and transactions contemplated thereby; the ability of GrabAGun to execute its business model; and those risk factors discussed in documents of GrabAGun Digital and Colombier II filed, or to be filed, with the SEC. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Colombier II nor GrabAGun presently know or that Colombier II and GrabAGun currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Colombier II’s, GrabAGun Digital’s and GrabAGun’s expectations, plans or forecasts of future events and views as of the date of this press release. Colombier II, GrabAGun Digital and GrabAGun anticipate that subsequent events and developments will cause Colombier II’s, GrabAGun Digital’s and GrabAGun’s assessments to change. However, while Colombier II, GrabAGun Digital and GrabAGun may elect to update these forward-looking statements at some point in the future, Colombier II, GrabAGun Digital and GrabAGun specifically disclaim any obligation to do so. Readers are referred to the most recent reports filed with the SEC by Colombier II. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made, and we undertake no obligation to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by U.S. federal securities law.

No Offer or Solicitation

This press release is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

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CLBR@icrinc.com